UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2021

CA Healthcare Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39947	85-3469820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Summer Street Suite 200

Boston, MA 02110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 314-3901

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	CAHU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	CAH	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	CAHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

General

On April 6, 2021, CA Healthcare Acquisition Corp., a Delaware corporation (“CAH”), LumiraDx Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“LumiraDx”) and LumiraDx Merger Sub, Inc., a newly formed Delaware corporation and wholly owned subsidiary of LumiraDx (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) that, among other things, provides for Merger Sub to be merged with and into CAH with CAH being the surviving corporation in the merger (the “Merger”). As a result of and upon consummation of the Merger, CAH will become a wholly owned subsidiary of LumiraDx, with security holders of CAH becoming security holders of LumiraDx. The terms of the Merger Agreement, which contains customary representations and warranties, covenants, closing conditions, termination provisions and other terms relating to the Merger and the other transactions contemplated thereby, are summarized below.

Pre-Merger Transactions

Immediately prior to the effective time of the Merger (the “Effective Time”),

•	LumiraDx will effect certain capital restructuring transactions, including: (i) the conversion of each series A preferred share of LumiraDx into A ordinary shares of LumiraDx; (ii) the conversion of each series B preferred share of LumiraDx into common shares of LumiraDx; (iii) the conversion of each convertible loan note of LumiraDx into common shares of LumiraDx; and (iv) effecting a subdivision of each A ordinary share of LumiraDx and each common share of LumiraDx into a number of A ordinary shares of LumiraDx and common shares of LumiraDx (as applicable) calculated in accordance with the terms of the Merger Agreement (the “subdivision”), such that the equity value per share (either A ordinary share or common share) on a fully diluted basis is $10 per share, based on a valuation of LumiraDx of $5 billion (which such valuation may be increased for shares issued for cash in equity financing transactions prior to the Effective Time);

•	each issued and outstanding share of Class B common stock of CAH will be automatically converted into one share of Class A common stock of CAH in accordance with the terms of the amended and restated certificate of incorporation of CAH; and

•	each one share of common stock of CAH and one half of a public warrant comprising each issued and outstanding CAH unit immediately prior to the Effective Time will be automatically separated.

The Merger

On the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the Delaware General Corporation Law (“DGCL”), on the closing date, Merger Sub will merge with and into CAH. Following the Effective Time, the separate existence of Merger Sub will cease and CAH will continue as the surviving entity of the Merger and will succeed to and assume all the rights and obligations of Merger Sub in accordance with the DGCL. The closing of Merger (the “Closing”) will occur as promptly as practicable, but in no event later than three business days, after the satisfaction or, if permissible, waiver of the conditions to the completion of the Merger set forth in the Merger Agreement.

Conversion of Securities in the Merger

At the Effective Time, each share of common stock of CAH issued and outstanding as of immediately prior to the Effective Time will be automatically canceled and extinguished and reissued to LumiraDx as one share of common stock of the surviving corporation, in consideration for the right to receive one common share of LumiraDx. After the Effective Time, the outstanding warrants of CAH shall, by their terms, automatically entitle the holders to purchase LumiraDx common shares.

Representations, Warranties and Covenants

The Merger Agreement contains representations and warranties made by LumiraDx and Merger Sub to CAH relating to a number of matters, including the following: organization and qualification; subsidiaries; organizational documents; capitalization; authority relative to the Merger Agreement; no conflict; required filings and consents; permits; compliance; financial statements and records; absence of certain changes or events; inventory; health care matters; other regulatory compliance; export control laws; absence of litigation; products liability; employee benefit plans; labor and employment matters; real property; title to assets; intellectual property; manufacturing, marketing and development rights; proprietary information agreements; data privacy and security; taxes; environmental matters; material contracts; customers and suppliers; insurance; board approval; vote required; certain business practices; international trade laws; interested party transactions; and no brokers.

The Merger Agreement contains representations and warranties made by CAH to LumiraDx and Merger Sub relating to a number of matters, including the following: corporate organization; governing documents; capitalization; authority relative to the Merger Agreement; no conflict; required filings and consents; compliance; Securities and Exchange Commission (“SEC”) filings; financial statements; Sarbanes-Oxley; absence of certain changes or events; absence of litigation; board approval; vote required; brokers; CAH trust fund; employees; taxes; brokers; registration and listing; business activities; affiliate transactions; status under the Investment Company Act of 1940, as amended, and the Jumpstart Our Business Startups Act of 2012; and due diligence investigations.

Conduct of Business Pending the Merger

LumiraDx and CAH have agreed to customary covenants of the parties with respect to business operations prior to consummation of the Merger and efforts to satisfy conditions to the consummation of the Merger. The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for CAH and LumiraDx to cooperate in the preparation of the Registration Statement on Form F-4 of LumiraDx and proxy statement of CAH required to be prepared in connection with the Merger (the “Registration Statement”).

Conditions to Closing

Consummation of the Merger is subject to customary conditions of the respective parties, and conditions customary to special purpose acquisition companies, including (a) receipt of shareholder approval from the shareholders of CAH and receipt of shareholder, convertible loan note holder and warrantholder approval from each of the shareholders of LumiraDx, the holders of convertible loan notes of LumiraDx and the holders of certain warrants of LumiraDx (as applicable), in each case for the consummation of the Merger, (b) the absence of any law or governmental order preventing the consummation of the Merger, (c) the effectiveness of the Registration Statement, (d) the approval for listing of the common shares and warrants of LumiraDx to be issued in connection with the Closing on Nasdaq, subject only to official notice of issuance, and (e) CAH will have at least $5,000,001 of net tangible assets following the exercise of redemption rights in accordance with CAH’s organizational documents. In addition, LumiraDx also has the right to not consummate the Merger in the event that, as of the Effective Time, after giving effect to the exercise of redemption rights by any CAH stockholders, funds in the CAH trust account do not equal at least $65,000,000 prior to payment of any unpaid or contingent liabilities, deferred underwriting fees or transaction costs of any of the parties.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including by mutual written consent or if the Merger has not been consummated on or prior to September 30, 2021.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement and the Merger is not complete and is subject to, and qualified in its entirety by, reference to the actual agreement. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about CAH, LumiraDx or the other parties at the time they were made or otherwise and should only be read in conjunction with the other information that CAH makes publicly available in reports, statements and other documents filed with the SEC.

Exclusivity

LumiraDx and CAH have agreed to exclusivity covenants until the earlier of Closing or termination of the Merger Agreement.  LumiraDx agrees not to undergo an initial public offering and not to negotiate, solicit or provide any information to any special purpose acquisition company other than CAH.  CAH agrees not to directly or indirectly enter into any proposal or commitment related to an alternative business combination that is anticipated to be announced on or prior to the earlier of Closing or termination of the Merger Agreement.

Related Agreements

Sponsor Agreement

In connection with the Merger Agreement, CAH, the CAH sponsor and certain existing stockholders of CAH (the “CAH Initial Stockholders”) entered into a letter agreement (the “Sponsor Agreement”), pursuant to which, among other things, (i) the CAH sponsor and each CAH Initial Stockholder agreed to vote to adopt the Merger Agreement and approve the Merger, and to vote against any proposal in opposition to approval of the Merger Agreement or inconsistent with the Merger Agreement, (ii) the CAH sponsor and each CAH Initial Stockholder agreed not to transfer any equity securities of CAH prior to the consummation of the Merger, and thereafter in accordance with an agreed lock-up period, (iii) the CAH sponsor agreed to exchange the 4,050,000 CAH private placement warrants issued to it at the time of the CAH IPO for 405,000 common shares of LumiraDx, and (iv) in the event that a certain percentage of the CAH public shares are redeemed, the CAH sponsor agreed to forfeit a corresponding percentage of the CAH founder shares that would have otherwise converted into common shares of LumiraDx.

A copy of the form of Sponsor Agreement is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference, and may include such changes as are negotiated between the parties thereto. The foregoing description of the Sponsor Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form thereof filed herewith.

LumiraDx Securityholder Support Agreement

In connection with the Merger Agreement, LumiraDx and certain security holders of LumiraDx (the “Relevant Holders”) entered into an agreement, pursuant to which, among other things, the Relevant Holders agreed (i) to vote in favor of the LumiraDx proposals at the relevant meetings to be convened by LumiraDx in order to seek the LumiraDx approvals, and to vote against any competing business combination proposal and any other proposal that would reasonably be expected to impede, frustrate or delay the Merger, and (ii) not to transfer, other than to affiliates or other Relevant Holders, any of such Relevant Holder’s securities prior to the consummation of the Merger or termination of the Merger Agreement in accordance with its terms.

Registration Rights Agreement

Upon consummation of the Merger, LumiraDx, CAH, the CAH sponsor, and certain existing equityholders of LumiraDx will enter into an amended and restated registration rights agreement, or the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, holders of registrable securities of LumiraDx, including the CAH sponsor, will be entitled to registration rights. The holders of these securities are entitled to make up to three demands, excluding short form demands, that LumiraDx register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of the Merger. The Registration Rights Agreement also provides that the Company will pay certain expenses related to such registrations and indemnify securityholders against certain liabilities. The rights granted under the Registration Rights Agreement supersede any prior registration, qualification, or similar rights of the parties with respect to LumiraDx or CAH securities, and all such prior agreements shall be terminated.

Item 7.01 Regulation FD Disclosure.

On April 7, 2021, CAH issued a press release announcing the execution of the Merger Agreement. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Attached hereto as Exhibit 99.2 is the form of investor presentation to be used by CAH and LumiraDx in presentations to certain of their securityholders and other persons regarding the proposed Merger.

Attached hereto as Exhibit 99.3 is a copy of the transcript of a webcast regarding the proposed Merger.

Attached hereto as Exhibit 99.4 is an article related to the announcement of the Merger as posted on Bloomberg.

The foregoing (including the information presented in Exhibit 99.1, 99.2, 99.3 and 99.4) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The submission of the information set forth in this Item 7.01 will not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1, which is provided solely in connection with Regulation FD.

Additional information

 In connection with the proposed business combination, LumiraDx intends to file with the SEC the Registration Statement containing a preliminary proxy statement of CAH and a preliminary prospectus of LumiraDx, and after the Registration Statement is declared effective, CAH will mail a definitive proxy statement/prospectus relating to the proposed business combination to its shareholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. CAH’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about LumiraDx, CAH and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of CAH as of a record date to be established for voting on the proposed business combination. Such shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to CA Healthcare Acquisition Corp., 99 Summer Street, Suite 200 Boston, MA 02110.

Participants in Solicitation

CAH and its directors and executive officers may be deemed participants in the solicitation of proxies from CAH’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in CAH is contained in CAH’s Registration Statement on form S-1 filed with the SEC on January 8, 2021, which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

LumiraDx and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of CAH in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination when available.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or CAH’s or LumiraDx’s future financial or operating performance. For example, projections of future sales and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by CAH and its management, and LumiraDx and its management, as the case may be, are inherently uncertain factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; 2) the outcome of any legal proceedings that may be instituted against CAH, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; 3) the inability to complete the business combination due to the failure to obtain approval of the shareholders of CAH or to satisfy other conditions to closing; 4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; 5) the ability to meet the Nasdaq’s listing standards following the consummation of the business combination; 6) the risk that the business combination disrupts current plans and operations of LumiraDx as a result of the announcement and consummation of the business combination; 7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers, manufacturers and suppliers and retain its management and key employees; 8) costs related to the business combination; 9) changes in applicable laws or regulations; 10) the possibility that LumiraDx or the combined company may be adversely affected by other economic, business and/or competitive factors; 11) LumiraDx’s estimates of its financial performance; and 12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CAH’s Registration Statement on form S-1 filed with the SEC on January 8, 2021 and the proxy statement/prospectus discussed above. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither CAH nor LumiraDx undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 6, 2021, by and among LumiraDx Limited, LumiraDx Merger Sub, Inc., and CA Healthcare Acquisition Corp.

4.1	Sponsor Agreement, dated as of April 6, 2021, by and among CAH, the CAH sponsor and the CAH Initial Stockholders

99.1	Press Release, dated April 7, 2021

99.2	Form of Investor Presentation

99.3	Webcast Transcript, dated April 7, 2021

99.4	Bloomberg Article, dated April 6, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA Healthcare Acquisition Corp.

	By:	/s/ Larry J. Neiterman
		Name: Title:	Larry J. Neiterman Chief Executive Officer

Dated: April 7, 2021